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                                                                    EXHIBIT 23.2

                  [LETTERHEAD OF PRICEWATERHOUSECOOPERS LLP]

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Pearson plc of our report dated June 17, 1998 relating to the carve-out financial statements of Simon & Schuster (Excluding Consumer), which appears in Pearson plc's Form F1 Registration Statement (No.
333-43198).


/s/  PricewaterhouseCoopers LLP

New York, New York
August 24, 2000